UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2009

PETROQUEST ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-32681	72-1440714
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000 Lafayette, Louisiana	70508
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (337) 232-7028

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 23, 2009, Charles T. Goodson, the Chairman of the Board, Chief Executive Officer and President of PetroQuest Energy, Inc. (the “Company”), entered into a sales trading plan pursuant to Rule 10b5-1 of the Securities and Exchange Act of 1934 and the Company’s insider trading policy. Under the plan, between December 7, 2009 and December 31, 2010, Mr. Goodson may sell up to 500,000 shares of the Company’s common stock so long as the market price of the common stock is higher than a minimum threshold prices specified in the plan. Any transactions under the plan will be disclosed through Form 4 filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2009

PETROQUEST ENERGY, INC.

/s/ Daniel G. Fournerat
Daniel G. Fournerat
Executive Vice President, General
Counsel, Chief Administrative
Officer and Secretary